UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 14, 2000

                                ATEC Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-22710
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                            (Commission File Number)

                                   13-3673965
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                        (IRS Employer Identification No.)

                     69 Mall Drive, Commack, New York 11725
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 543-2800

Item 1.   Changes in Control of Registrant

         On October 31, 2000, a Stock Purchase Agreement (the "Purchase Agreement") between the selling shareholders described below and Applied Digital Solutions, Inc., a Missouri corporation ("Applied Digital Solutions"), was executed pursuant to which Applied Digital Solutions agreed to acquire approximately 16.1% of the issued and outstanding common stock of ATEC Group, Inc. (the "Registrant"). Under the Purchase Agreement, shares of the Registrant's common stock will be sold by the following persons and in the following amounts:

         Name                      Number of Shares Held       Percent Ownership
         ------                    ----------------------      -----------------
Surinder Rametra                         1,087,640                  13.5%
Nirmala Rametra                            200,000                   2.5%
Surinder Rametra and
     Nirmala Rametra as
     Joint Tenants in Common                11,000                   0.1%
                                   ----------------------      -----------------
         TOTAL                           1,298,640                  16.1%

         Pursuant to the Purchase Agreement, Surinder Rametra and Nirmala Rametra delivered to Applied Digital Solutions an irrevocable proxy for all of their shares in the Registrant. The term of the proxy continues until such time as the Purchase Agreement is consummated or terminated in accordance with its terms. All prior proxies given by Mr. Rametra were revoked and no subsequent proxies shall be given.

         In  satisfaction  of a  condition  to the  execution  of  the  Purchase
Agreement, Surinder Rametra resigned from the Board of Directors of the Registrant. On October 31, 2000, the following individuals also resigned from the Board of Directors of the Registrant:

                  David Reback
                  George Eagan

Between October 31, 2000 and November 14, 2000, the Registrant's remaining directors elected the following new directors to fill vacancies then existing on the board, resulting in a change in control of the Registrant effective on November 14, 2000:

                  Richard J. Sullivan
                  David A. Loppert
                  Scott Silverman, and
                  Kristin M. Sickorez

         Applied Digital Solutions will acquire the shares listed above pursuant to the terms of the Purchase Agreement by issuing shares of common stock of Applied Digital Solutions valued at approximately $9.1 Million to the selling shareholders listed above.

         Additional information with respect to the terms of the Purchase Agreement is set forth in the Purchase Agreement which is incorporated herein by reference and attached hereto as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired:

         Not applicable.

(b)      Pro forma financial information

         Not applicable.

(c)      Exhibits.

         2.1 Stock Purchase Agreement by and between Applied Digital Solutions, Inc. and Surinder Rametra and Nirmala Rametra, dated as of October 27, 2000.

         99       Press Release

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATEC GROUP, INC.
                                               (Registrant)


Date: November 28, 2000                        /s/ James J. Charles
                                              ----------------------------------
                                              James J. Charles
                                              Chief Financial Officer